POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Burgess Winter, Douglas J. Purdom and Andrew A. Brodkey, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the following registration statements filed with the Securities and Exchange Commission on behalf of Magma Copper Company, a Delaware corporation (the "Company"):

             Form S-3                                   Form S-8
             --------                                   --------

             33-60501                                   33-21344
             33-53021                                   33-35566
             33-52857                                   33-35569
             33-26294                                   33-47910
                                                        33-64766
                                                        33-66498
                                                        33-66500

as necessary to terminate such registration statements and to deregister the securities remaining unsold thereunder, and to file such amendments, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         This power of attorney has been signed below by the following persons in their capacities and on the dates indicated below.


           Signature                      Title                   Date
           ---------                      -----                   ----

   /s/ J. Burgess Winter             President, Chief          February 13,
---------------------------
       J. Burgess Winter            Executive Officer,            1996


   /s/ Douglas J. Purdom         Vice President and Chief      February 13,
---------------------------
       Douglas J. Purdom            Financial Officer             1996
                                 (Principal Financial and
                                    Accounting Officer


 /s/ T. Rognold Dankmeyer                Director              February 9,
---------------------------
     T. Rognald Dankmeyer                                         1996


   /s/  Donald E. Egan                   Director              February 9,
---------------------------
        Donald E. Egan                                            1996


   /s/ Stefano Giorgini                  Director              February 9,
---------------------------
       Stefano Giorgini                                           1996